UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 25, 2007

NASCENT WINE COMPANY, INC.

(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2355-A Paseo de las Americas San Diego, California	92154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (619) 661-0458

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007, the registrant received from Patrick Deparini and accepted Mr. Deparini’s resignation from his positions as a member of the board of directors, secretary and treasurer of the registrant.

Concurrently with acceptance of Mr. Deparini’s resignation, the registrant’s board of directors elected Brian Zamudio to fill the vacancy on the board of directors. Mr. Zamudio will hold office until the next annual meeting of shareholders of the registrant, or until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Additionally, effective July 25, 2007, the registrant’s board of directors elected Victor Petrone, a current director and the president of the registrant, as secretary of the registrant and William Lindberg, the registrant’s chief financial officer, as treasurer of the registrant.

Item 9.01                                    Financial Statements and Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.
(Registrant)

Date: July 25, 2007	By:	/s/ Sandro Piancone
		Name:	Sandro Piancone
		Its:	Chief Executive Officer